PIA MBS BOND FUND Managed Account Completion Shares (MACS) (PMTGX) Summary Prospectus March 31, 2025
Before you invest, you may want to review the PIA MBS Bond Fund’s (the “MBS Bond Fund” or the “Fund”) Statutory Prospectus and Statement of Additional Information (“SAI”), which contain more information about the MBS Bond Fund and its risks. The current Statutory Prospectus and SAI dated March 31, 2025, are incorporated by reference into this Summary Prospectus. You can find the MBS Bond Fund’s Statutory Prospectus, SAI, reports to shareholder and other information about the Fund online at http://www.pacificincome.com/mutual-funds/. You can also get this information at no cost by calling 1-800-251-1970 or by sending an email request to piamutualfunds@pacificincome.com.
Investment Objective
The MBS Bond Fund’s investment objective is to seek to provide a total rate of return that exceeds the Bloomberg U.S. MBS Fixed Rate Index (the “MBS Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

SHAREHOLDER FEES (fees paid directly from your investment)	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	None
Other Expenses	0.31%
Total Annual Fund Operating Expenses	0.31%
Less: Expense Reimbursement(2)	-0.03%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.28%
(1)Pacific Income Advisers, Inc. (the “Adviser”) will not charge a fee for its advisory services to the MBS Bond Fund. However, investors in the Fund are clients of the Adviser and pay the Adviser an advisory fee to manage their assets, which include assets invested in the Fund.
(2)The Adviser has contractually agreed to waive all or a portion of its management fees and pay expenses of the Fund to the extent necessary to limit Total Annual Fund Operating Expenses for the Fund (excluding acquired fund fees and expenses (“AFFE”), taxes, leverage, interest, brokerage commissions, dividends or interest on securities sold short, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class-specific expenses) to 0.28% of the Fund’s average daily net assets (the “Expense Cap”). The Expense Cap will remain in effect through March 31, 2026, and may be terminated only by Board of Trustees (the “Board” or the “Trustees”). Effective March 31, 2025, the Adviser may request recoupment of previously waived fees and paid expenses from the Fund for 36 months from the date they were waived or paid, subject to the Expense Cap at the time such amounts were waived or at the time of recoupment, whichever is lower. AFFE are the indirect costs of investing in other investment companies, such as a money market funds.
Example
This Example is intended to help you compare the cost of investing in the MBS Bond Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the temporary expense limitation only in the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$29	$97	$171	$390

Portfolio Turnover
The MBS Bond Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.
Principal Investment Strategies of the Fund
Under normal market conditions, the MBS Bond Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in mortgage-backed securities, including commercial mortgage-backed securities. In pursuing its objective, the Adviser attempts to provide a return that exceeds the total rate of return of the MBS Index, although there is no guarantee that the Adviser will be able to do so. The MBS Index represents the universe of mortgage-backed securities issued by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”). The Adviser will primarily consider credit quality, effective duration and yield in selecting investments for the Fund’s portfolio. The duration of the Fund will generally be in a range of plus or minus 1.5 years of the effective duration of the MBS Index.
The MBS Bond Fund may invest up to 10% of its net assets in futures, options, other derivatives, and up to 20% in other investment companies, including exchange-traded funds (“ETFs”). The Fund may sometimes use derivatives as a substitute for taking positions in bonds and/or as part of a strategy designed to reduce exposure to other risks. The Fund may also utilize the “To Be Announced” (“TBA”) market for mortgage-backed securities for up to 100% of its net assets. The TBA market allows investors to gain exposure to mortgage-backed securities with certain broad characteristics (maturity, coupon, etc.) without taking delivery of the actual securities until the settlement day which is once every month. In addition, the Fund may utilize the dollar roll market, in which one sells, in the TBA market, the security for current month settlement, while simultaneously committing to buy a substantially similar TBA security for next month settlement. Rule 18f-4 under the 1940 Act permits the Fund to invest in TBA securities, notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A TBA security that does not satisfy the Delayed-Settlement Securities Provision is treated as a derivatives transaction under Rule 18f-4. The Fund may utilize the dollar roll market for extended periods of time without taking delivery of the physical securities. The Fund may also invest up to 20% of its net assets in asset-backed securities.
The MBS Bond Fund’s annual portfolio turnover rate may exceed 100%.
Principal Investment Risks
By itself, the Fund is not a complete, balanced investment plan. The Fund cannot guarantee that it will achieve its investment objectives. Losing all or a portion of your investment is a risk of investing in the Fund. The following risks are considered principal and could affect the value of your investment in the Fund:
•General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including: inflation (or expectations for inflation); deflation (or expectations for deflation); interest rates; market instability; financial system instability; debt crises and downgrades; embargoes; tariffs; sanctions and other trade barriers; regulatory events; other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.
•Management Risk. The MBS Bond Fund is an actively managed portfolio. The Adviser’s management practices and investment strategies might not work to produce the desired results.

•Interest Rate Risk. The value of the Fund’s investments in fixed-income securities will change based on changes in interest rates. If interest rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.
•Credit Risk. The issuers of the bonds and other debt securities held by the MBS Bond Fund may not be able to make interest or principal payments.
•Prepayment Risk. Issuers of securities held by the MBS Bond Fund may be able to prepay principal due on these securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. Prepayment risk is a major risk of mortgage-backed securities.
•Extension Risk. An issuer may pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease.
•Risks Associated with Mortgage-Backed Securities. These risks include General Market Risk, Interest Rate Risk, Credit Risk, Prepayment Risk and Extension Risk (each described above). During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.
•Risks Associated with Real Estate and Regulatory Actions. Although some of the securities in the Fund are expected to either have a U.S. government sponsored entity guarantee or be AAA rated by any NRSRO, if real estate experiences a significant price decline, this could adversely affect the prices of the securities the Fund owns. In addition, any adverse regulatory action could impact the prices of the securities the Fund owns.
•Liquidity Risk. Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Less liquid markets could lead to greater price volatility and limit the Fund’s ability to sell a holding at a suitable price.
•Derivatives Risk. Derivatives involve the risk of improper valuation, the risk of ambiguous documentation and the risk that changes in the value of the derivative may not correlate closely with the underlying security. Losses from a derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.
•ETF and Mutual Fund Risk. When the MBS Bond Fund invests in an ETF or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities that the ETF or mutual fund holds. The Fund also will incur brokerage costs when it purchases ETFs.
•TBA Securities Risk. In a TBA transaction, a seller agrees to deliver a security at a future date, but does not specify the particular security to be delivered. Instead, the seller agrees to accept any security that meets specified terms. TBA transactions involve the risk that the securities received may have less favorable characteristics than what was anticipated when the Adviser entered into the transaction. Adviser accounts with TBA securities are also subject to counterparty risk and will be exposed to changes in the value of the underlying investments during the term of the agreement.
•Dollar Roll Risk. Dollar rolls involve the risk that the MBS Bond Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the buyer files for bankruptcy or becomes insolvent, the buyer or its representative may ask for and receive an extension of time to decide whether to enforce the Fund’s repurchase obligation. In addition, the Fund earns interest by investing the transaction proceeds during the roll period. Dollar roll transactions may have the effect of creating leverage in the Fund’s portfolio.
•Portfolio Turnover Risk. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability. A high portfolio turnover rate also leads to higher transactions costs.
•Risks Associated with Inflation and Deflation. Inflation risk is the risk that increasing prices throughout the economy may erode the purchasing power of an investment over time. Deflation risk is the risk that prices throughout the economy decline over time — the opposite of inflation.

•Government-Sponsored Entities Risk. Securities issued or guaranteed by government-sponsored entities, including GNMA, FNMA and FHLMC, may not be guaranteed or insured by the U.S. government and may only be supported by the credit of the issuing agency.
•Asset-Backed Securities Risks. These risks include General Market Risk, Interest Rate Risk, Credit Risk, Prepayment Risk and Extension Risk (each described above). Asset-backed securities may decline in value when defaults on the underlying assets occur and may exhibit additional volatility in periods of changing interest rates.
•Counterparty Risk. Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the MBS Bond Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund.
Performance
The following performance information provides some indication of the risks of investing in the MBS Bond Fund. The bar chart shows the annual returns for the Fund from year to year. The table shows how the Fund’s average annual returns for the 1-year, 5-years, 10-years and since inception periods compare with those of a broad measure of market performance and a secondary benchmark that is more representative of the Fund’s investment strategy. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.pacificincome.com/mutual-funds or by calling the Fund toll-free at 1-800-251-1970.
Calendar Year Total Returns as of December 31

10%
5%
0%
-5%
-10%
-15%
1.23%
1.66%
2.35%
0.75%
6.01%
3.85%
-1.18%
-11.20%
4.73%
0.96%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

During the period shown on the bar chart, the MBS Bond Fund’s highest total return for a quarter was 7.02% (quarter ended December 31, 2023) and the lowest total return for a quarter was -4.82% (quarter ended September 30, 2022).

Average Annual Total Returns (for the periods ended December 31, 2024)	1 Year	5 Years	10 Years	Since Inception (2/28/2006)
PIA MBS Bond Fund
Return Before Taxes	0.96%	-0.74%	0.81%	2.70%
Return After Taxes on Distributions	-0.72%	-1.77%	-0.32%	1.27%
Return after Taxes on Distributions and Sale of Fund Shares	0.56%	-0.99%	0.14%	1.53%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	-0.33%	1.35%	3.05%
Bloomberg U.S. MBS Fixed Rate Index (reflects no deduction for fees, expenses or taxes)	1.20%	-0.74%	0.91%	2.80%
The after-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the MBS Bond Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
Management
Investment Adviser: Pacific Income Advisers, Inc. is the investment adviser of the MBS Bond Fund.
Portfolio Managers: The following individuals serve as the MBS Bond Fund’s portfolio managers:

Portfolio Manager	Years of Service with the Fund	Primary Title with the Adviser
Austin Rutledge, CFA	4	Managing Director, Portfolio Manager
Hsin Tong, CFA	7	Vice President, Portfolio Manager
Purchase and Sale of Fund Shares
Eligible investors may purchase, exchange or redeem MBS Bond Fund shares on any business day by written request via mail (PIA MBS Bond Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-800-251-1970, or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Regular and Retirement Accounts	$1,000	$50
Automatic Investment Plan (for Regular Accounts)	$1,000	$50
Automatic Investment Plan (for IRAs)	$50	$50
Tax Information
MBS Bond Fund distributions are taxable, and will be taxed as ordinary income or capital gains, unless you invest through a tax-deferred arrangement, such as an IRA or 401(k) plan. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the MBS Bond Fund through a broker-dealer or other financial intermediary, the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.